UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Pine Street, Suite 3202

New York, New York 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-600-5763

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 17, 2023, Coliseum Acquisition Corp. (the “Company”) terminated its engagement with Marcum LLP (“Marcum”), the Company’s previous independent registered public accountant, effective as of March 17, 2023. The dismissal of Marcum was approved by the Company’s audit committee (the “Audit Committee”) in accordance with the authority as specified in its charter.

Marcum’s reports on the Company’s financial statements the period from February 5, 2021 (inception) through December 31, 2021 and in the subsequent interim periods through the date hereof did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from February 5, 2021 (inception) through December 31, 2021 and in the subsequent interim periods through the date hereof, there were (i) no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in their reports on the financial statements for such period, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK, except that, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, management concluded that a deficiency in internal control over financial reporting existed relating to the accounting treatment for complex financial instruments and that the failure to properly account for such instruments constituted a material weakness such that there was a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in the restatement of the Company’s audited financial statement as of June 25, 2021 and unaudited financial statements as of and for the period ended June 30, 2021.

The Company provided Marcum with a copy of the disclosures it is making in this Form 8-K prior to its submission to the Securities and Exchange Commission (the “Commission”) and requested that Marcum furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of Marcum’s letter, dated March 17, 2023, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 13, 2023, the Company engaged RBSM LLP (“RBSM”) as its new independent registered public accountant for the fiscal year ending December 31, 2022. The engagement of RBSM was approved by the Audit Committee in accordance with the authority as specified in its charter.

During the period from February 5, 2021 (inception) through December 31, 2021 and in the subsequent interim periods through the date hereof, the Company has not consulted with RBSM regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated March 17, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Andrew Fishkoff
		Name:	Andrew Fishkoff
		Title:	Chief Operating Officer and General Counsel

Dated: March 17, 2023